 Safe Harbor StatementThis presentation contains certain forward-looking statements concerning the Company’s Fiscal Year 2020 Outlook, Fiscal Year 2022 Target, operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities; (x) achievement of targeted run rate savings through restructuring actions; (xi) and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances   Non-GAAP MeasuresIn this presentation, management provides the following non-GAAP performance measures:Adjusted Earnings Per Share (“Adjusted EPS”);Free Cash Flow less Product Development Spending;Adjusted Revenue;Adjusted Operating Income and margin;Adjusted Contribution to Profit (“Adjusted CTP”) and margin;Adjusted EBITDA;Organic growth; andResults on a constant currency (“CC”) basis.Management believes non-GAAP financial measures, which exclude the impact of restructuring charges and credits and other items, provide supplementary information to support analyzing operating results and earnings and are commonly used by shareholders to measure our performance. Free Cash Flow less Product Development Spending helps assess our ability over the long term to create value for our shareholders. Results on a constant currency basis removes distortion from the effects of foreign currency movements to provide better comparability of our business trends from period to period. We measure our performance before the impact of foreign currency (or at “constant currency” “CC”), which means that we apply the same foreign currency exchange rates for the current and equivalent prior period. We have not provided our 2020 outlook, or 2022 Target for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain items, including restructuring charges and credits, gains and losses on foreign currency, and other gains and losses. These items are uncertain, depend on various factors, and could be material to our results computed in accordance with U.S. GAAP.

 Investor Day  October 4, 2019

 Advancing knowledge and learning through 214 yearsand seven generations  4

 Advancing knowledge and learning through 214 yearsand seven generations  5

 75%Digital  55%Recurring  $1.8BRevenue  $388MAdjusted EBITDA  $149MFree Cash Flow  1.0xNet Debt / Adjusted EBITDA  6

The Wiley Story

- Favorable long-term market fundamentals
- Must-have content, brands, platforms, and services
- Strong balance sheet and cash flow characteristics
- Strategic investments and optimization gaining traction
- Revenue, Adjusted EBITDA, and Cash Flow growth in FY21 and FY22
- Consistent record of returning cash to shareholders

7
WILEY

   Company Overview  Brian Napack  Research Publishing & Platforms  Judy Verses  EducationAcademic & Professional LearningEducation Services  Brian NapackTodd Zipper  Financial Performance  John Kritzmacher  Q&A Session    Agenda  8

   We empower researchers, learners, universities and corporations to achievetheir goals in an ever changing world  researchers  learners  universities  corporations   9

       Wiley is Research and Education  $2 trillion global spend, 6% CAGR since 20002.5M articles published, 4% CAGR since 2000  Source: Congressional Research Service, Global Research and Development Expenditures: Fact Sheet, Sep 2019STM Report, 2018, NCES 2017 expenditures of all degree-granting post-secondary institutions      WILEY RESEARCHDriving the discovery, usage and impact of scholarly research  WILEY EDUCATIONEnabling powerful learning for personal and professional growth  R&D Spend (T PPP$)  Articles (m)  2000  2005  2010  2015    R&D (left axis)  Articles (right axis)  $600B US spend on degree-granting post secondary ed  Driving the world forward with Research and Education  2012  2000  2008  2004  2016  $B  +5%

Content, platforms and services that have impact

WILEY

Driving the world forward with Research and Education

WILEY RESEARCH *Driving the discovery, usage and impact of scholarly research*	WILEY EDUCATION *Enabling powerful learning for personal and professional growth*	
Research Publishing & Platforms	**Academic & Professional Learning**	**Education Services**
• Research publishing • Researcher tools and services • Content delivery platforms • Corporate media services • Digital content and data products	• Content & courseware • Test preparation courses • Prof. development books • Prof. development programs • Corporate e-learning services	• University program services • Certifications & short courses • Employer education solutions

Researchers | Learners | Institutions | Corporations

11

Unmatched global network


10,000+
Research institutions
600+
Scientific societies
4M+
Society members
16M+
Researcher audience
WILEY RESEARCH
WILEY
WILEY EDUCATION
60+
Service partner universities
1,000+
Corporate partners
Millions
Students
12M+
Professionals

12

   Portfolio of leading brands and partners  Brands  Universities  Societies  Corporations

     Business Optimization                    Must-have brands andhigh-impact content  Powerful technology driving critical outcomes  Compelling price-value propositions   High-demanddisciplines, skillsand careers  Why Wiley Wins

Investing to drive profitable growth

	FY20 Investment Areas		FY20 Expected Gains and Beyond
Research Publishing & Platforms	Mixed-model publishing Researcher solutions	>	**Steady growth with diversified revenue streams**
Academic & Professional Learning	High-impact courseware Distribution model enhancement	>	**Return to overall growth with acceleration of growth businesses**
Education Services	Partner & program growth New education offerings	>	**Continued rapid growth with increasing profitability**
Business Optimization	Content development efficiency Organizational effectiveness	>	**$100M gross savings by FY22**

15

WILEY

Pursuing strategic M&A

Augment strategy

Gain capabilities

Leverage scale

Date	Acquisition	Rationale
Aug 2016	ATYPON	Research content platform leadership
Nov 2017	LEARNINGHOUSE	Partner and program scale Full education delivery capability
May 2018	Au	Researcher workflow tools Collaboration network
May 2019	KNEWTON	Proven adaptive learning platform
July 2019	zyBooks	Low-cost, high-impact content

Note: Manuscript acquisition closed September 2017

16

WILEY

   Targeting $2B revenue by FY22  Adjusted EBITDA  $388M  ~$440M  Free Cash Flow  $149M  ~$250M  Research Publishing & Platforms  Academic & Professional Learning  Education Services  $1.8B  52%  35%  39%  9%  15%  50%  FY19  FY22  ~$2.0B  +4% CAGR

   Strong foundation for long-term performance  The Wiley Culture  Strong CoreMarkets  Leading Brands and Products  BroadGlobal Reach  Portfolio Synergy  Optimization Opportunity  Governanceand Stewardship  Strong Balance Sheet

 Research  Driving the discovery, usageand impact of scholarly research  19

   20  We empower researchers, learners, universities and corporations to achievetheir goals in an ever changing world

   21  Researchers need to publish inhigh-quality journals with impactand global visibility

   22  Universities need to provide their researchers access to world-class content

   23  Corporations need world-class content to fuel innovation and need to reach global research communities

   Wiley is at the center of the global research ecosystem  #1 research publishing platform50%+ of world’s research hosted100% of world’s researchers3.5B sessions a year200+ publishing customers  Top 3 research publisher1650 scholarly journals665K article submissions / year609 societies with 4M members25K universities, corporations  Research Platforms  Research Publishing

   Essential research and publishing brands built over decades

The core research market is strong; growth in R&D spend and article output creates opportunity

Strong global R&D spend…	is driving article output…	with low growth library funding
		
6% CAGR	7% CAGR	1% CAGR
>$2T in 2016	**>2M in 2018**	**~$10B STM journal market**

Library Content Spending: Data source: Outsell Library Market Size, Spending, Forecast, and Trends: 2018, Market Size, Share, Forecast & Trend Report (September 24, 2018); R&D Spending: Gross domestic expenditure on R&D (GERD) expressed in purchasing power parity (PPP$); Data source: UNESCO Institute for Statistics (UIS); 2017 and 2019 values estimated (E) based on the 2016 value and 2000-2016 CAGR; Article Output: Data source: Clarivate Analytics Web of Science Core Collection – Document Type: Article & Review; Years Published 2013-2018 (Data pulled: September 26, 2019)

26

WILEY

The needs of researchers, libraries and funders are evolving

Researchers

- Publishing in **high-quality journals**
- **Fast publishing** to biggest impact
- Access to content **anytime, anywhere**
- **Compliance** with funder OA policies

Libraries and Funders

- **Constrained** library budgets
- Flexibility in **business models**
- **Progress** on Open Access, Open Research
- **Filling the gap** for scale players

Shift from "pay to read" to "pay to publish and read"

27

WILEY

   Why Wiley Wins in Research  Diversified revenue streams  Increasing publishing volume and share  Enhanced value for researchers and authors  High-quality publishing program and portfolio  Optimized publishing operations    Business Optimization                    Must-have brands andhigh-impact content  Powerful technology driving critical outcome  Compelling price-value propositions   High-demanddisciplines, skillsand careers

Article output underpins our business, supporting stronger growth

2016-2018 Article CAGR


Wiley
8.3%
Competitor B
5.3%
Rest of market
3.1%
Competitor A
2.4%

Market Leadership Benefits

- Open Access revenue (Price x Quantity)
- Subscription value proposition
- Demand for platform and author services
- Increased author and corporate revenue

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WILEY

   Article Submissions  Strong submissions to OA journals illustrate revenue opportunity  Data shown is annual submissions to Wiley Open Access journals using either Editorial Manager or ScholarOne as their Electronic Editorial Office (EEO) system. The percentage shown is the 2018 growth over prior year; 2019 year-end estimate (E) is based on January through June 2019 submissions and growth over the same period in prior year.  31%over PY

   Signed the first comprehensive Publish and Read agreement and saw an immediate reputation and business benefit  +10% 2019 YTD vs. PY  “It’s a great day for German science, a great day for European science, and it’s a great day for global science.”Robert-Jan SmitsEuropean CommissionOpen Science Envoy  72% positive  Media Clips  Agreement signed Jan 2019  Increased share of voice  Article output growing

   Wiley is growing market share  4.8%CAGR  Up-front payments support strong cash flowMulti-year deals with recurring Subscription and Open Access revenueVolume-based with potential to materially grow revenue Strong reputational impact puts Wiley at the forefront of OA  Wiley Market Share of Articles

   Our portfolio strength enables new revenue streams        Market leader in STM platforms, distributing over half of the world’s scientific research  Marketing, recruiting, and lab informatics services for corporations eager to reach Wiley’s high-value audiences  New services that increase author profile, reach and impact  *organic three year CAGR  FY19 Revenue: $36M3-year CAGR: 10%*Key segments: publishers, academic societies  Revenue: $68M3-year CAGR: 5%Key segments: pharma, food science, chemicals, life science  Revenue: $25M3-year CAGR: 3%Key segments: early career researchers, APAC  Platform Services  Corporate Solutions  Author Services

     New revenue streams are driving overall growth  Shown: Annual revenue for the Research segment of John Wiley & Sons, Inc. Data source: internal financial reporting system. Percentages show revenue growth in FY19 over prior year at constant currency  Other  FY19 Growth: 16%$159M Revenue  Platforms  Corporate Solutions  Open Access  Subscription  9%  8%  33%  0%  3%  FY19 Growth

         Portfolio  Business  Optimization  Optimization efforts drive revenue growth and efficiency  Focus on high-growth subjects  Grow China  Leverage existing brands  Manage portfolio profitability  Lower article unit cost  Optimize content production  Enhance workflows  Shorten time to publish  Realize publishing and platform synergies  Reduce print

Volume gains are driving revenue and Adjusted EBITDA growth

Revenue Impact: FY19-FY22



$1,000
$500
$0
FY19 Revenue
Subs Pressure
Article Growth
FY22 Revenue

Adjusted EBITDA Impact: FY19-FY22



$1,000
$500
$0
FY19 EBITDA
Subs Pressure
Article Growth & Optimization
FY22 EBITDA

- Subscriptions will remain globally important over time horizon
- Article growth will offset modest subscription pressure
- Savings from business optimization will further enhance EBITDA profile

36

WILEY

Research

Financial Snapshot


52%
Revenue
$937M

Adjusted EBITDA Margin
34%

	FY19 Actual	FY20 Outlook	FY22 Target
Revenue	$937M	$950M-$960M	$990M

Key Takeaways

- Essential brands, platform, and reputation
- Solid core market with OA accelerating growth
- Outpacing market in article growth, driving revenues in OA, Corporate Solutions and Platforms
- Diversified revenue streams 16% vs. PY ($159M)
- Business optimization leading to operational efficiency and improved product and service quality

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WILEY

 Education  Enabling powerful learningfor personal and professional growth

     39  We empower researchers, learners, universities and corporations to achievetheir goals in an ever changing world  Market Needs  Bridging the skill and talent gap  Better career outcomes  Faster, more affordable education

Wiley Education delivers outcomes that drive lifelong career success


HIGHER EDUCATION
WILEY
CONTENT - TOOLS - SERVICES
PROFESSIONAL DEVELOPMENT
Career Goals
Career Success

- Effective, affordable courseware
- High-stakes test preparation
- Professional development
- Degrees and certifications

40

WILEY

   Wiley Education delivers content, courseware and degree programs to students and professionals  Note: Academic & Professional Learning segment formerly referred to as “Education & Professional Publishing” in FY20 Q1 results    Content and courseware for students, certification seekers and professionals  Technology-enabled degree programs & services for institutions and learners  Driving the world forward with Research and Education  Academic & Professional Learning  Education Services

   Wiley Education overview  * Academic & Professional Learning segment, formerly Education & Professional Publishing    FY19 Revenue  FY16-19 CAGR  FY19 EBITDA Margin  Higher Education  $229M  -8%  31%*  Reference  $102M  -8%    Test Preparation  $41M  +15%    Professional Books  $200M  -5%    Professional Development  $66M  +5%    Corporate eLearning  $65M  +9%    Education Services  $158M  +18%  3%  Higher Education  Reference  Test Preparation  Education Services  ProfessionalBooks  ProfessionalDevelopment  Corporate eLearning  Revenue$861M

   Wiley Education revenue is now predominantly from digital and tech-enabled services  +22% CAGR  +5% CAGR  -11% CAGR  Digital & Courseware  FY19  FY17  FY16  $859M  FY18  Print  FY20F  Tech-EnabledServices  $898M  $863M  $861M  $905-925M    Portfolio Transition

   Why Wiley Wins in Academic & Professional    Business Optimization                    Must-have brands andhigh-impact content  Powerful technology driving critical outcome  Compelling price-value propositions   High-demanddisciplines, skillsand careers  Focus on high-demand careers, degrees and certifications  Delivering outcome-driven digital courseware and platforms  Reducing the cost of access to learning  Core culture of business optimization

Wiley targets the high-demand careers and skills that are driving the knowledge economy

Science & Engineering



+4-5% global R&D and engineering services spend

***Wiley* Leads in STEM publishing**

Computer Science & Technology



+5% annual college enrollments

***Wiley* 250K zyBooks students annually**

Business, Finance & Accounting



+1.3M new jobs by 2028

***Wiley* #2 in BFA education and publishing**

Healthcare



+1.9M new jobs by 2028

***Wiley* Top degrees for Education Services**

Professional Skills



+12% global skills development spending

***Wiley* Serving 12M professionals worldwide**

45

Wiley Academic & Professional Learning businesses serve attractive, career-focused markets

Academic & Professional Learning

Higher Education	Test Preparation	Professional Books	Professional Development	Corporate eLearning
WileyPLUS	Wiley Efficient Learning	dummies A Wiley Brand	The Leadership Challenge A Wiley Brand	CrossKnowledge A Wiley Brand
zyBooks	ACT GMAT	Sybex A Wiley Brand	Everything DiSC A Wiley Brand	*Selected partners* AMA
alta A Wiley Brand	CMAexcel™ CPAexcel®	J.K.Lasser™ A Wiley Brand	The Five Behaviors of a Cohesive Team™	CEIBS
+6% Courseware market growth	+6% US Test Prep market growth	+5% Book sales growth in Wiley subjects	+11% Prof. development spending growth	+11% Corporate eLearning growth

All market growth rates are 3-year CAGRs; Sources: AAP, Deloitte, Bookscan, Technavio

46

WILEY

Higher Education: Investing in technology that drives learning outcomes and enhanced value



zyBooks
A Wiley Brand
+44%
83,000 students
125,000
177,000
250,000
2016
2017
2018
2019E

- ***Rapidly growing in high-growth subjects***
- Leader in computer science courseware
- Fully interactive learning content
- *Less text, more action* drives student success
- Lower price / unit with 90%+ sell-through

47

WILEY

   Rebalancing price & value is a win-win for students and Wiley  Realized revenue  Value proposition  Price  Retail margin  Sell-throughper 100 students  $1,120-2,520  Premium print content  x  =  $80-120  .70  x  20-30 Units                                                                                            $5,415-5,700  Engaging digital-first contentHigh-engagement platform  x  =  $60  .95  x  95-100 Units                                                                                              Traditional Print  zyBooks

Professional Development: Content to courseware drives growth & profitability


THE LEADERSHIP CHALLENGE

1987 — *Wiley publishes "The Leadership Challenge"*

LPI 360

2002 — *360-degree assessment & services launched*


Leadership Practices Inventory
SELF

Today — *1.5M copies of The Leadership Challenge sold*

3 million customers have taken LPI 360

- ***Fast growing, highly profitable business***
- Strong demand for professional development books to further careers
- Market leading publisher in Business, Management, Finance & Accounting
- Knowledge, experience and network to transform print brands to learning franchises

49

WILEY

       Portfolio  Business  Optimization  Increasing effectiveness enhancing affordability  Publishing in high-demand disciplines  Direct distribution and new business models  Delivering high-value courseware & platforms  Optimizing content management and customer care  Lowering content development and delivery costs  Improving sales effectiveness and back-office processes    Optimization efforts drive revenue growth and efficiency

Academic & Professional

Financial Snapshot


Revenue
$703M
39%

Adjusted EBITDA Margin
31%

	FY19 Actual	FY20 Outlook	FY22 Target
Revenue	$703M	$705-$715M	>$720M

Key Takeaways

- Rising demand for high-quality courseware
- Market leader in critical career and skills areas
- Improving price-value unlocks growth potential
- Sustained high margin profile
- Return to organic growth in FY21

51

WILEY

 Education Services  Enabling powerful learningfor personal and professional growth

   53  We empower researchers, learners, universities and corporations to achievetheir goals in an ever changing world  Market Needs  Better career outcomes  Improved retention  Increased enrollment

   Wiley delivers tech-enabled services that address critical market needs  University & Student Success          Program Selection & Design  StudentRecruitment  Program Delivery & Support  Career Connection

The Education Services market continues to grow rapidly

OPX Global Market


$ Billions
USA
International
+16%
1.7
4.0
7.8
2015
2020
2025

Growth Drivers

- Rising demand for online and non-traditional education
- Increasing competition for students
- Partner need for innovation and revenue
- Partner lack capital to invest
- Low current service penetration: <15%

*** OPM, OPE, MOOC-OPM, emerging models. Excludes short courses**

Source: Holon IQ, Total Global OPX Revenue, Sep 2019. Holon IQ market definition: Global OPX: the entire spectrum of services models supporting Universities in the design, development and delivery of online higher education.

55

WILEY

Broad range of services and flexible partnership models

WILEY

Driving the world forward with Research and Education

Education Services

Bundled Services	Unbundled Services	Career Credentials
• Tech-enabled University Program Services • Flexible approach to meet customer needs • Revenue share and fee-for-service model		• Certifications, advancement • Full-stack delivery • Student and employer pay

	Bundled Services	Unbundled Services	Career Credentials
Share of WES revenue	**84%**	**9%**	**7%**
YoY growth	**+9%**	**+24%**	**+24%**

Share of revenue reflects fiscal year 2020. YoY growth reflects

56

   65+University Partners  5,000+Course Catalog  35,000+ Enrollments  800+Degree Programs  50,000+Total Graduates  The Wiley network is large, diverse and growing

   We teach, we research, we administer. A lot of what Wiley is able to do is not part of our core capabilities, and thank goodness we’ve figured that out  Collaboration is the driving force of our relationship. It’s laying the groundwork for growth that we didn’t know was possible before we began working with [Wiley]  Spring 2019  Fall 2019  Fall 2018  Spring 2018  Summer 2019  Summer 2018  Fall 2016  Fall 2017  Fall 2019  Fall 2018  Wiley delivers valuable outcomes such as enrollment for university partners  Enrollment  Enrollment

   Strong revenue outlook  15%1        FY22F  FY18  $200M  FY19  FY20F  $210M  1 Assumes a full year of Learning House revenue in Education Services in FY19 to normalize growth rate  Education Services Revenue

 Education Services profitability improves as partnerships mature        >3 years  60%of partners  Mature  25-35%  1-3 years  20% of partners  Emerging  0-10%  <1 years  20% of partners  New  Negative  Indicative EBITDA Margin

     Optimization efforts drive revenue growth and efficiency  Note: Total cost per start = All marketing spend, all payroll for marketing and enrollment, Enterprise Learning Solutions; SLV = Student Lifetime Value; Start = Student commencing a program      Optimization  Growing, productive partner portfolio  Growing program catalog  Expanding product portfolio  Growing enrollment network effect  Improving SLV / Marketing per Start  Improving SLV / Total Cost per Start  Increasing student journey efficiency  Enhancing operating leverage  Portfolio  Business

   Why Wiley Wins in Education Services    Business Optimization                    Must-have brands andhigh-impact content  Powerful technology driving critical outcome  Compelling price-value propositions   High-demanddisciplines, skillsand careers  Focus on high-demand careers, degrees and certifications  Growing, diverse network of high-quality schools and employers  Best-of-breed student experience and commitment to career outcomes  Core culture of business optimization  Flexible models for partnership and service delivery

   Attractive business fundamentals  Market demand driving double-digit growth  >90% of FY20 revenue contracted  ~40% average share in tuition-share models  ~7 year average partnership term length

Education Services

Financial Snapshot


9%
Revenue
$158M

	FY19 Actual	FY20 Outlook	FY22 Target
Revenue	$158M	$200-$210	$290M
Adjusted EBITDA %	3%	→	15%

Key Takeaways

- **Market leader with gold-standard reputation**
- Broad portfolio of partners, programs, services and partnership models
- Accelerating growth from market expansion and Wiley growth strategies
- Strong growth with increasing profitability

At fiscal year 2019 average exchange rates

64

WILEY

 Financial Performance  Positioned for ongoing success  65

   Strong fundamentals and strategic plan  Solid revenue base powered by favorable market positions and broad recurring revenueAccelerated revenue growth driven by increased investment, including acquisitionsOptimization initiatives yield step-function gains in operational effectiveness and sustainable margin improvements Modest leverage and strong cash generation enabling investmentDemonstrated record of prudent capital allocation; dividends, share repurchases, and acquisitions historically funded by cash from operations

Solid revenue base, increased investment to accelerate growth

Revenue


$ millions
4% CAGR
1,727
1,719
1,796
1,800
1,885
1,855
2,000
FY16
FY17
FY18
FY19
FY20F
FY22F

Revenue base

- Favorable market positions
- 75% digital and tech-enabled services
- 55% recurring revenue

Investments

- Increased Research volume and efficiency
- High-demand, high-impact courseware
- Scale and breadth in Education Services
- Business optimization initiatives

FY16-19 are reflected in actual currency
FY20-22 outlook reflects fiscal year 2019 average foreign exchange rates and as previously disclosed on September 05, 2019

67

WILEY

All three business segments contributing to growth


Research Publishing & Platforms
$ millions
2% CAGR
829
856
937
939
960
950
990
FY16
FY17
FY18
FY19
FY20F
FY22F
Academic & Professional Learning[1]
$ millions
1% CAGR
801
751
740
703
715
705
720
FY16
FY17
FY18
FY19
FY20F
FY22F
Education Services
$ millions
15% CAGR[2]
96
112
119
158
210
200
290
FY16
FY17
FY18
FY19
FY20F
FY22F

1 Academic & Professional Learning formerly referred to as Education Publishing & Professional Learning

2 Assumes a full year of Learning House revenue in Education Services in FY19 to normalize growth rate

FY16-19 are reflected in actual currency

FY20-22 outlook reflects fiscal year 2019 average foreign exchange rates and as previously disclosed on September 05, 2019

68

WILEY

 Adjusted EBITDA and Margin    Revenue growth and optimization driving EBITDA gains  Business optimization to extract $100M in gross savings from FY19 cost baseFY20 EBITDA margin dip driven by investments and revenue mix shiftEBITDA margin recovery enabled by investments, including Education Services program maturity and operating leverage  FY16-19 are reflected in actual currencyFY20-22 outlook reflects fiscal year 2019 average foreign exchange rates and as previously disclosed on September 05, 2019  $ millions

Business optimization accomplishments

- Outsourced print production and distribution operations – shifting to variable cost
- Sharply reduced print inventory – advanced inventory management, shift to digital
- Unified customer service operations – outsourced low-value transactional activity
- Migrated to low-cost Wiley Literatum platform
- Implemented ERP – Record-to-Report, Procure-to-Pay, journal subscription Order-to-Cash
- Consolidated 13 globally-dispersed data centers into paired colocation facilities and cloud
- Integrated Technology and shared services functions of acquired companies
- Optimized global real estate portfolio, enabling collaboration in a much reduced footprint
- Transformed Finance organization – FP&A, global shared services and accounting

70

WILEY

Next steps in business optimization

- Product and service portfolio optimization
- End-to-end Research Publishing process simplification, standardization and automation
- Academic & Professional Learning back office standardization and automation
- Education Services student journey effectiveness and efficiency
- Achievement of benchmark cost performance for shared services (IT, Finance and HR)
- Business portfolio and technology convergence on common platforms
- Offshore in-sourcing of advanced software development and technology operations
- Organization simplification – spans and layers

71

WILEY

   Favorable free cash flow performance over time  1 Free cash flow defined as cash from operations less capital expenditures and product development spendingFY16-19 are reflected in reported currencyFY20-22 outlook reflects fiscal year 2019 average foreign exchange rates and as previously disclosed on September 05, 2019  Working capital timing  $ millions  $ millions  Capital Expenditures andProduct Development  Free Cash Flow1

   Year  Acquisition  Price paid(net of cash)  Year end net-debt-to -adjusted EBITDA  FY16    -  0.6x  FY17    $121M  0.8x  FY18    -  0.5x  FY19    $190M  1.0x  FY20 YTD    $54M$16M    Strategic acquisitions funded by cash from operations  FY16-19 are reflected in reported currency

   Long history of strong cash returns to shareholders  FY10-19 are reflected in reported currency  3.1%Currentdividend yield As of 10 / 01 / 19  $ millions  Dividend and Share Repurchases

   Prudent and balanced approach to capital allocation  100%of capital outlays effectively funded by cashfrom operations1  Share repurchases  Cash acquisitions  Dividends  Capital expenditure  1 Revolving credit facility applied at time of purchase and subsequently repaid with cash from operationsFY10-19 are reflected in reported currency  FY10-FY19 Historical Capital Allocation

   The Wiley Story  Driving the world forward with Research and Education and delivering value for our stakeholders  76

 WILEY RESEARCHDriving the discovery, usage and impact of scholarly research  WILEY EDUCATIONEnabling powerful learning for personal and professional growth    Wiley is Research and Education      Driving the world forward with Research and Education

Why Wiley Wins


Must-have brands and high-impact content
High-demand disciplines, skills and careers
Compelling price-value propositions
Powerful technology driving critical outcome
Business Optimization

Research Publishing & Platforms	• Diverse revenue streams • Lead in Open Access • Platform innovation and expansion
Academic & Professional Learning	• High-demand careers • High-impact, affordable courseware • Product and services synergies
Education Services	• Partner and program growth • Reduced enrollment costs • Flexible service models
Business Optimization	• System and process improvement • Organizational effectiveness • Expense reduction

78
WILEY

   Strong foundation for long-term performance  The Wiley Culture  Strong CoreMarkets  Leading Brands and Products  BroadGlobal Reach  Portfolio Synergy  Optimization Opportunity  Governanceand Stewardship  Strong Balance Sheet

The Wiley Story

- Favorable long-term market fundamentals
- Must-have content, brands, platforms, and services
- Strong balance sheet and cash flow characteristics
- Strategic investments and optimization gaining traction
- Revenue, Adjusted EBITDA, and Cash Flow growth in FY21 and FY22
- Consistent record of returning cash to shareholders

80

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   Appendix: Reconciliation of GAAP net income to non-GAAP Adjusted EBITDA         Fiscal Year Ended                     2016    2017    2018    2019   Net Income        $ 145,782      $ 113,643      $ 192,186      $ 168,263     Interest expense  Interest expense   16,707      16,938      13,274      16,121     Provision for income taxes  Provision for income taxes   29,011      77,473      21,745      44,689     Depreciation and amortization  Depreciation and amortization   155,849      156,561      153,989      161,155    Non-GAAP EBITDA        347,349      364,615      381,194      390,228     Restructuring and related charges   Restructuring and related charges    28,611      13,355      32,166      3,118     Foreign exchange transaction (gains) losses  Foreign exchange transaction (gains) losses   (473)     (421)     12,819      6,016     Interest and other (income) expense  Interest and other (income) expense   (2,914)     3,837      (8,563)     (11,100)   Non-GAAP Adjusted EBITDA        $ 372,573      $ 381,386      $ 417,616      $ 388,262    Non-GAAP Adjusted EBITDA Margin       21.6%    22.2%    23.3%    21.6%                       Notes:                            (1) See Explanation of Usage of Non-GAAP performance measures included in this presentation for additional details on the reasons why management believes presentation of each non-GAAP performance measure provides useful information to investors.